UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019 (April 2, 2019)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Spirit of Texas Bancshares, Inc. (“Spirit”) on April 2, 2019, reporting under Item 2.01 the completion of the merger of First Beeville Financial Corporation, a Texas corporation (“Beeville”), with and into Spirit, with Spirit continuing as the surviving corporation (the “Merger”), pursuant to the previously announced Agreement and Plan of Reorganization, dated as of November 27, 2018, by and between Spirit and Beeville. Under Item 9.01 of the Original 8-K, the Company stated that (a) the financial statements required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K to present certain financial statements of Beeville and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of BKD, LLP filed herewith as Exhibit 23.1, there are no changes to the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Beeville as of and for the years ended December 31, 2018 and 2017, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited consolidated financial statements of Beeville as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2019 and the unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2019 and the year ended December 31, 2018 give effect to Spirit’s completed acquisition of Beeville, as if such transaction had been completed as of January 1, 2018. The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Spirit and Beeville been combined during these periods.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BKD, LLP

99.1	Audited consolidated financial statements of First Beeville Financial Corporation as of and for the years ended December 31, 2018 and 2017

99.2	Unaudited consolidated financial statements of First Beeville Financial Corporation as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.

99.3	Unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2019 and unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2019 and the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2019	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Jeffrey A. Powell
	Name:	Jeffrey A. Powell
	Title:	Chief Financial Officer and Executive Vice President